SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       _________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 21, 2001

                                 ______________


                          Edison Brothers Stores, Inc.

             (Exact name of registrant as specified in its charter)


                Delaware                    1-1394              43-0254900
    (State or other jurisdiction of      (Commission         (I.R.S. employer
     incorporation or organization)      file number)       identification no.)

           501 North Broadway
             St. Louis, MO                                         63102
(Address of principal executive offices)                         (Zip code)



       Registrant's telephone number, including area code: (314) 331-6000


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                          EDISON BROTHERS STORES, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS


                                                                          Page
                                                                          ----

Item 5.      Other Events...................................................3

Item 7.      Exhibits.......................................................3

Signature...................................................................4








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Item 5.  Other Events.

         On July 27, 2001, Alan M. Jacobs, chapter 7 trustee (the "Trustee") of Edison Brothers Stores, Inc. ("Edison") and its seven affiliates (collectively, with Edison, the "Debtors") filed a motion (the "Motion") pursuant to 11 U.S.C. Sections 105(a) and 502(c), and Bankruptcy Rules 3009 and 9019, with the United States Bankruptcy Court for the District of Delaware (the "Court") seeking an order (a) estimating claims, (b) setting maximum reserves in respect of unresolved claims, (c) authorizing interim distributions to holders of allowed general unsecured claims, and (d) barring late filed claims and further amendements to previously filed claims.

         The statements made in the Motion are based upon information presently available to the Trustee, including claims data compiled by the Debtors' claims agent. The Trustee cannot and does not warrant the accuracy of this information. In addition, the Motion necessarily includes projections as to future events; the Trustee can give no assurances as to the accuracy of the projections.

         In addition to the Trustee's reliance on information provided to him by the Debtors and the Debtors' claims agent, the Motion contains forward-looking statements concerning the Debtors' business and operations. Such statements are based upon the Trustee's good faith assumptions relating to the financial, market, operating and other relevant environments that may exist and affect the Debtors' estates in the future.

         No assurance can be made that the assumptions upon which the Trustee based any such forward-looking statements will prove to be correct, or that the Debtors' estates will not be affected in any substantial manner by other factors not currently foreseeable by the Trustee or beyond the Trustee's control. All forward-looking statements involve risks and uncertainty. The Trustee undertakes no obligation to publicly release the result of any revisions to any forward-looking statements contained herein that might be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, including those described in this Motion. Such statements shall be deemed in the future to be modified in their entirety by the Trustee's public pronouncements, including those contained in all future filings with the Court and the Securities and Exchange Commission.

         United States Bankruptcy Judge John C. Akard on August 21, 2001 signed an order granting the Trustee's motion pursuant to 11 U.S.C. Sections 105(a) and 502(c) and Bankruptcy Rules 3009 and 9019 for an order (a) estimating claims,
(b) setting maximum reserves in respect of unresolved claims, (c) authorizing interim distributions to holders of allowed general unsecured claims, and (d) barring late filed claims and further amendments to previously filed claims.

Item 7.  Exhibits.

(c)      Exhibits.

99.1 Chapter 7 Trustee's Motion Pursuant to 11 U.S.C. Sections 105(a) and 502(c), and Bankruptcy Rules 3009 and 9019, For an Order (A) Estimating Claims, (B) Setting Maximum Reserves in Respect of Unresolved Claims,
         (C) Authorizing Interim Distributions to Holders of Allowed General Unsecured Claims, and (D) Barring Late Filed Claims and Further Amendments to Previously Filed Claims.


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99.2     Order Granting Chapter 7 Trustee's Motion Pursuant to 11 U.S.C.
         Sections 105(a) and 502(c), and Bankruptcy Rules 3009 and 9019, For an Order (A) Estimating Claims, (B) Setting Maximum Reserves in Respect of Unresolved Claims, (C) Authorizing Interim
         Distributions to Holders of Allowed General Unsecured Claims, and
         (D) Barring Late Filed Claims and Further Amendments to Previously Filed Claims.

99.3 Notice of Errata Regarding Chapter 7 Trustee's Motion Pursuant to 11 U.S.C. Sections 105(a) and 502(c), and Bankruptcy Rules 3009 and 9019, For an Order (A) Estimating Claims, (B) Setting Maximum Reserves in Respect of Unresolved Claims, (C) Authorizing Interim Distributions to Holders of Allowed General Unsecured Claims, and
         (D) Barring Late Filed Claims and Further Amendments to Previously Filed Claims.






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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 21, 2001                         EDISON BROTHERS STORES, INC.




                                        By:  /s/ Allen M. Jacobs
                                             ------------------------------
                                             Alan M. Jacobs
                                             Chapter 7 Trustee






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